Exhibit 10.17

DEAN FOODS CORPORATE

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

Purpose:	To (i) align employee compensation with the annual objectives of the Company, (ii) motivate employees to create sustained shareholder value, and (iii) ensure retention of key employees by ensuring that compensation remains competitive.

Participants:	Key management employees, individual contributors, and senior executive officers of Dean Foods who are in positions to influence and/or control results in their specific areas of responsibility.

Payout Criteria:	The criteria for payment to Participants under this Plan and the weighting of such criteria is based on position level in the organization, performance against financial targets and performance against individual objectives as set forth below.

Participant Group	Dean Objectives
All Participants	60% Dean Financial(s)

40% Individual Objectives

Payout Scales:	The payout factor for the financial component is 0% - 200%, rounded to the nearest whole number, based on actual performance against approved objectives. The payout factor for the individual objective component is 0% - 150% based on actual performance against objectives.

Objectives Performance Payout Factor:	Approved financial objectives and the range of performance for each objective for the Plan Year along with the corresponding payout factor scale based on actual performance will be included in the Administrative Guidelines for the Plan. The STI Plan Year is the same as the Dean Foods fiscal year.

Individual Objectives:	Each plan participant will have a component of their incentive based on the attainment of certain specified individual performance objectives as determined by the Participant’s supervisor. Actual earned awards are based on the individual’s performance rating under the One Dean Performance Management Program (PMP). The Company will provide guidelines for the determination of these awards on an annual basis.

If financial performance exceeds 100% of target, then the individual payout factor is multiplied by the financial payout factor, rounded to the nearest whole number, for purposes of calculating the individual component of the incentive award. If a participant has 2 or more financial measures in the financial component, then the financial payout factors are averaged on a pro rata basis to determine if overall Financial performance exceeds 100% of target. If the prorata average of the financial payout factors, rounded to the nearest whole number, exceeds 100% of target, then the prorata average of the financial factors is multiplied by the Individual payout factor for purposes of calculating the individual component of the incentive award.

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DEAN FOODS CORPORATE

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

Adjustment of Targets	Upon the recommendation of the CEO, the Compensation Committee may (but has no obligation to) adjust the incentive criteria, targets or payout scale upon the occurrence of extraordinary events or circumstances. Significant acquisitions or dispositions of assets or companies or issuances or repurchases of common stock or other equity interests may, at the Compensation Committee’s discretion, result in an adjustment to the Dean Foods financial target or a region’s or business unit’s financial target.

Determination of Individual Target Incentive:	Individual target incentives for specific positions are included in the Dean Foods Integrated Compensation Program. The Company may make adjustments to an individual’s target incentive based on market conditions or business requirements.

Eligibility:	Eligibility is determined by level in the company or as approved by the Chairman and CEO, or Executive Vice President Human Resources, or their designate. Participants must be actively employed by the Company on the last working day of the Plan Year in order to receive an incentive award, except as otherwise provided by State law. If a participant dies, becomes disabled, or retires prior to the payment of awards, the participant may receive a payout, at the time other incentive awards are paid, based on actual time in the position and actual results of the company. Eligibility and individual target amounts may be prorated. A participant’s year-end base salary will be used to calculate the incentive award. All proration of incentive awards will be calculated based on whole month participation. If an employee becomes eligible to participate in the plan, transfers or becomes ineligible to participate in the plan between the first day of the month and the 15th of the month, the incentive award will be calculated based on full month participation. If the eligibility change occurs between the 16th of the month and the end of the month, the incentive award will be calculated beginning with the full calendar month following the change. Eligible participants who join the company on or after October 1st will receive a prorated award, if earned, with the individual portion of the award calculated at target performance.

Special Awards:	Upon recommendation of the Dean Foods Company Chairman and CEO, special awards may be made to individual employees in the Company in recognition of extraordinary achievement which has created or will create value for Dean Foods and its shareholders.

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DSD DAIRY

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

Purpose:	To (i) align employee compensation with the annual objectives of the company, (ii) motivate employees to create sustained shareholder value, and (iii) ensure retention of key employees by ensuring that compensation remains competitive.

Participants:	Key management employees, individual contributors, and senior executive officers of Dean Foods DSD Platform who are in positions to influence and/or control results in their specific areas of responsibility.

Payout Criteria:	The criteria for payment to Participants under this Plan and the weighting of such criteria is based on position level in the organization, performance against financial targets and performance against individual objectives as set forth below.

Participant Group	DSD Objectives
President, DSD	20% Dean Foods Financial(s)
40% DSD Financial(s)
40% Individual Objectives

Senior Leadership Team (Direct reports	60% DSD Financial(s)
to President, DSD) & DSD Corporate	40% Individual Objectives
Staff

Group Vice Presidents and DSD Group	60% Group Financial(s)
Staff	40% Individual Objectives

General Manager and Staff	60% Business Unit Financial(s)
40% Individual Objectives

Payout Scales:	The payout factor for the financial component is 0% - 200%, rounded to the nearest whole number, based on actual performance against approved objectives. The payout factor for the individual objective component is 0% - 150% of actual performance against approved objectives.

Objectives Performance Payout Factor:	Approved financial objectives and the range of performance for each objective for the Plan Year along with the corresponding payout factor scale based on actual performance will be included in the Administrative Guidelines for the Plan. The STI Plan Year is the same as the Dean Foods fiscal year.

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DSD DAIRY

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

Individual Objectives:	Each plan participant will have a component of their incentive based on the attainment of certain specified individual performance objectives as determined by the Participant’s supervisor. Actual earned awards are based on the individual’s performance rating under the One Dean Performance Management Program (PMP). The Company will provide guidelines for the determination of these awards on an annual basis

If financial performance exceeds 100% of target, then the individual payout factor is multiplied by the financial payout factor, rounded to the nearest whole number, for purposes of calculating the individual component of the incentive award. If a participant has 2 or more financial measures in the financial component, then the financial payout factors are averaged on a pro rata basis to determine if overall Financial performance exceeds 100% of target. If the prorata average of the financial payout factors, rounded to the nearest whole number, exceeds 100% of target, then the prorata average of the financial factors is multiplied by the Individual payout factor for purposes of calculating the individual component of the incentive award.

Adjustment of Targets	Upon the recommendation of the CEO, the Compensation Committee may (but has no obligation to) adjust the incentive criteria, targets or payout scale upon the occurrence of extraordinary events or circumstances. Significant acquisitions or dispositions of assets or companies or issuances or repurchases of common stock or other equity interests may, at the Compensation Committee’s discretion, result in an adjustment to the Dean Foods financial target or a region’s or business unit’s financial target.

Determination of Individual Target Incentive:	Individual target incentives for specific positions are included in the Dean Foods Integrated Compensation Program. The Company may make adjustments to an individual’s target incentive based on market conditions or business requirements.

Eligibility:	Eligibility is determined by level in the company or as approved by the President, DSD or Executive Vice President Human Resources, or their designate. Participants must be actively employed by the Company on the last working day of the Plan Year in order to receive an incentive award, except as otherwise provided by State law. If a participant dies, becomes disabled, or retires prior to the payment of awards, the participant may receive a payout, at the time other incentive awards are paid, based on actual time in the position and actual results of the company. Eligibility and individual target amounts may be prorated. A participant’s year-end base salary will be used to calculate the incentive award. All proration of incentive awards will be calculated based on whole month participation. If an employee

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DSD DAIRY

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

becomes eligible to participate in the plan, transfers or becomes ineligible to participate in the plan between the first day of the month and the 15th of the month, the incentive award will be calculated based on full month participation. If the eligibility change occurs between the 16th of the month and the end of the month, the incentive award will be calculated beginning with the full calendar month following the change. Eligible participants who join the company on or after October 1st will receive a prorated award, if earned, with the individual portion of the award calculated at target performance.

Special Awards:	Upon recommendation of the Dean Foods Company CEO and the President, DSD special awards may be made to individual employees in the Company in recognition of extraordinary achievement which has created or will create value for Dean Foods and its shareholders.

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WHITEWAVE

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

Purpose:	To (i) align employee compensation with the annual objectives of the company, (ii) motivate employees to create sustained shareholder value, and (iii) ensure retention of key employees by ensuring that compensation remains competitive.

Participants:	Key management employees, individual contributors, and senior executive officers of Dean Foods WhiteWave Platform who are in positions to influence and/or control results in their specific areas of responsibility.

Payout Criteria:	The criteria for payment to Participants under this Plan and the weighting of such criteria is based on position level in the organization, performance against financial targets and performance against individual objectives as set forth below.

Participant Group	WhiteWave Objectives
CEO & President,	20% Dean Foods Financial(s)
WhiteWave & Morningstar	40% Business Unit Financial(s)
40% Individual Objectives

Senior Leadership Team	60% WhiteWave Financial(s)
(Senior Vice Presidents who are direct	40% Individual Objectives
reports to President, WhiteWave)

Brand Business Teams	20% WhiteWave Financial(s)
40% Brand Financial(s)
40% Individual Objectives

Functional Vice Presidents and Below	60% WhiteWave Financial(s)
40% Individual Objectives

Payout Scales:	The range of the financial component of the incentive payout, rounded to the next whole number, is 0% - 200% based on actual performance against approved objectives. The range of the individual objective component is 0% - 150% based on actual performance against approved objectives.

Objectives Performance Factor:	Approved financial objectives and the range of performance for each objective for the Plan Year along with the corresponding payout scale based on actual performance will be included in the Administrative Guidelines for the Plan. The STI Plan Year is the same as the Dean Foods fiscal year.

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WHITEWAVE

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

Individual Objectives:	Each plan participant will have a component of their incentive based on the attainment of certain specified individual performance objectives as determined by the Participant’s supervisor. Actual earned awards are based on the individual’s performance rating under the WhiteWave Performance Management Program (PMP). The Company will provide guidelines for the determination of these awards on an annual basis.

If financial performance, rounded to the next whole number, exceeds 100% of target, then the individual payout factor is multiplied by the financial payout factor for purposes of calculating the individual component of the incentive award. If a participant has 2 or more financial measures in the financial component, then the financial payout factors are averaged on a pro rata basis to determine if overall Financial performance exceeds 100% of target. If the prorata average of the financial payout factors, rounded to the nearest whole number, exceeds 100% of target, then the prorata average of the financial factors is multiplied by the Individual payout factor for purposes of calculating the individual component of the incentive award.

Adjustment of Targets	Upon the recommendation of the CEO, the Compensation Committee may (but has no obligation to) adjust the incentive criteria, targets or payout scale upon the occurrence of extraordinary events or circumstances. Significant acquisitions or dispositions of assets or companies or issuances or repurchases of common stock or other equity interests may, at the Compensation Committee’s discretion, result in an adjustment to the Dean Foods financial target or a region’s or business unit’s financial target.

Determination of Individual Target Incentive:	Individual target incentives for specific positions are included in the Dean Foods Integrated Compensation Program. The Company may make adjustments to an individual’s target incentive based on market conditions or business requirements.

Eligibility:	Eligibility is determined by level in the company or as approved by the CEO & President, WhiteWave and Morningstar, or Executive Vice President Human Resources, or their designate. Participants must be actively employed by the Company on the last working day of the Plan Year in order to receive an incentive award, except as otherwise provided by State law. If a participant dies, becomes disabled, or retires prior to the payment of awards, the participant may receive a payout, at the time other incentive awards are paid, based on actual time in the position and actual results of the company. Eligibility and individual target amounts may be prorated. A participant’s year-end base salary will be used to calculate the incentive award. All proration of incentive awards will be calculated based on whole month participation. If

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WHITEWAVE

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

an employee becomes eligible to participate in the plan, transfers or becomes ineligible between the first day of the month and the 15th of the month, the incentive award will be calculated based on full month participation. If the eligibility change occurs between the 16th of the month and the end of the month, the incentive award will be calculated beginning with the full calendar month following the change. Eligible participants who join the company on or after October 1st will receive a prorated award, if earned, with the individual portion of the award calculated at target performance.

Special Awards:	Upon recommendation of the Dean Foods Company CEO and the President, WhiteWave, special awards may be made to individual employees in the Company in recognition of extraordinary achievement which has created or will create value for Dean Foods and its shareholders.

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MORNINGSTAR

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

Purpose:	To (i) align employee compensation with the annual objectives of the company, (ii) motivate employees to create sustained shareholder value, and (iii) ensure retention of key employees by ensuring that compensation remains competitive.

Participants:	Key management employees, individual contributors, and senior executive officers of Dean Foods Morningstar Platform who are in positions to influence and/or control results in their specific areas of responsibility.

Payout Criteria:	The criteria for payment to Participants under this Plan and the weighting of such criteria is based on position level in the organization, performance against financial targets and performance against individual objectives as set forth below.

Participant Group	Morningstar Objectives
COO Morningstar	20% Dean Foods Financial(s)
40% Morningstar Financial(s)
40% Individual Objectives

All Other	60% Morningstar Financial(s)
40% Individual Objectives

Payout Scales:	The payout factor for the financial component of the incentive payout is 0% - 200%, rounded to the nearest whole number, based on actual performance against approved objectives. The payout factor for the individual objective component is 0% - 150% based on actual performance against approved objectives.

Objectives Performance Payout Factor:	Approved financial objectives and the range of performance for each objective for the Plan Year along with the corresponding payout factor scale based on actual performance will be included in the Administrative Guidelines for the Plan. The STI Plan Year is the same as the Dean Foods fiscal year.

Individual Objectives:	Each plan participant will have a component of their incentive based on the attainment of certain specified individual performance objectives as determined by the Participant’s supervisor. Actual earned awards are based on the individual’s performance rating under the One Dean Performance Management Program (PMP). The Company will provide guidelines for the determination of these awards on an annual basis.

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MORNINGSTAR

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

If financial performance exceeds 100% of target, then the individual payout factor is multiplied by the financial payout factor, rounded to the next whole number, for purposes of calculating the individual component of the incentive award. If a participant has 2 or more financial measures in the financial component, then the financial payout factors are averaged on a pro rata basis to determine if overall Financial performance exceeds 100% of target. If the prorata average of the financial payout factors exceeds 100% of target, then the prorata average of the financial factors, rounded to the next whole number, is multiplied by the Individual payout factor for purposes of calculating the individual component of the incentive award.

Adjustment of Targets	Upon the recommendation of the CEO, the Compensation Committee may (but has no obligation to) adjust the incentive criteria, targets or payout scale upon the occurrence of extraordinary events or circumstances. Significant acquisitions or dispositions of assets or companies or issuances or repurchases of common stock or other equity interests may, at the Compensation Committee’s discretion, result in an adjustment to the Dean Foods financial target or a region’s or business unit’s financial target.

Determination of Individual Target Incentive:	Individual target incentives for specific positions are included in the Dean Foods Integrated Compensation Program. The Company may make adjustments to an individual’s target incentive based on market conditions or business requirements.

Eligibility:	Eligibility is determined by level in the company or as approved by the Morningstar Chief Operating Officer, or Executive Vice President Human Resources, or their designate. Participants must be actively employed by the Company on the last working day of the Plan Year in order to receive an incentive award, except as otherwise provided by State law. If a participant dies, becomes disabled, or retires prior to the payment of awards, the participant may receive a payout, at the time other incentive awards are paid, based on actual time in the position and actual results of the company. Eligibility and individual target amounts may be prorated. A participant’s year-end base salary will be used to calculate the incentive award. All proration of incentive awards will be calculated based on whole month participation. If a participant becomes eligible to participate in the plan, transfers or changes jobs from the first day of the month through the 15th of the month, the incentive award will be calculated based on full month participation. If an employee becomes eligible to participate in the plan, transfers or becomes ineligible for the plan between the first day of the month and the 15th of the month, the incentive award will be calculated based on full month participation. If the eligibility change occurs between the 16th of

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MORNINGSTAR

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

the month and the end of the month, the incentive award will be calculated beginning with the full calendar month following the change. Eligible participants who join the company on or after October 1st will receive a prorated award, if earned, with the individual portion of the award calculated at target performance.

Special Awards:	Upon recommendation of the Dean Foods Company CEO and the Morningstar Chief Operating Officer, special awards may be made to individual employees in the Company in recognition of extraordinary achievement which has created or will create value for Dean Foods and its shareholders.

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INNOVATION GROUP

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

Purpose:	To (i) align employee compensation with the annual objectives of the company, (ii) motivate employees to create sustained shareholder value, and (iii) ensure retention of key employees by ensuring that compensation remains competitive.

Participants:	Key management employees, individual contributors, and senior executive officers of the Dean Foods Innovation Group who are in positions to influence and/or control results in their specific areas of responsibility.

Payout Criteria:	The criteria for payment to Participants under this Plan and the weighting of such criteria is based on position level in the organization, performance against financial targets and performance against individual objectives as set forth below.

Participant Group	Innovation Objectives
SVP Innovation	50% Dean Foods Financial(s)
50% Individual Objectives

All Others	40% Dean Foods Financial(s)
60% Individual Objectives

Payout Scales:	The range of the financial component of the incentive payout is 0% - 200%, rounded to the nearest whole number, based on actual performance against approved objectives. The range of the individual objective component is 0% - 150% based on actual performance against approved objectives.

Objectives Performance Factor:	Approved financial objectives and the range of performance for each objective for the Plan Year along with the corresponding payout scale based on actual performance will be included in the Administrative Guidelines for the Plan. The STI Plan Year is the same as the Dean Foods fiscal year.

Individual Objectives:	Each plan participant will have a component of their incentive based on the attainment of certain specified individual performance objectives as determined by the Participant’s supervisor. Actual earned awards are based on the individual’s performance rating under the One Dean Performance Management Program (PMP). The Company will provide guidelines for the determination of these awards on an annual basis.

If financial performance exceeds 100% of target, then the individual payout factor is multiplied by the financial payout factor, rounded to the nearest whole number, for purposes of calculating the individual component of the incentive award. If a participant has 2 or more financial measures in the financial component, then the financial payout factors are averaged on a pro rata basis to determine if overall Financial performance exceeds 100% of

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INNOVATION GROUP

2009 SHORT-TERM INCENTIVE COMPENSATION PLAN

target. If the prorata average of the financial payout factors exceeds 100% of target, then the prorata average of the financial factors, rounded to the nearest whole number, is multiplied by the Individual payout factor for purposes of calculating the individual component of the incentive award.

Adjustment of Targets	Upon the recommendation of the CEO, the Compensation Committee may (but has no obligation to) adjust the incentive criteria, targets or payout scale upon the occurrence of extraordinary events or circumstances. Significant acquisitions or dispositions of assets or companies or issuances or repurchases of common stock or other equity interests may, at the Compensation Committee’s discretion, result in an adjustment to the Dean Foods financial target or a region’s or business unit’s financial target.

Determination of Individual Target Incentive:	Individual target incentives for specific positions are included in the Dean Foods Integrated Compensation Program. The Company may make adjustments to an individual’s target incentive based on market conditions or business requirements.

Eligibility:	Eligibility is determined by level in the company or as approved by the Dean Foods Chairman and CEO, or Executive Vice President Human Resources, or their designate. Participants must be actively employed by the Company on the last working day of the Plan Year in order to receive an incentive award, except as otherwise provided by State law. If a participant dies, becomes disabled, or retires prior to the payment of awards, the participant may receive a payout, at the time other incentive awards are paid, based on actual time in the position and actual results of the company. Eligibility and individual target amounts may be prorated. A participant’s year-end base salary will be used to calculate the incentive award. All proration of incentive awards will be calculated based on whole month participation. If an employee becomes eligible to participate in the plan, transfers or becomes ineligible between the first day of the month and the 15th of the month, the incentive award will be calculated based on full month participation. If the eligibility change occurs between the 16th of the month and the end of the month, the incentive award will be calculated beginning with the full calendar month following the change. Eligible participants who join the company on or after October 1st will receive a prorated award, if earned, with the individual portion of the award calculated at target performance.

Special Awards:	Upon recommendation of the Dean Foods Company CEO and the President, White Wave, special awards may be made to individual employees in the Company in recognition of extraordinary achievement which has created or will create value for Dean Foods and its shareholders.

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